Other Assets - Other Current Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Other current assets
Customer financing receivables, net	$ 143,000	$ 170,000
Income taxes receivable	98,000	64,000
Contract assets	69,000	49,000
Prepaid expenses	44,000	54,000
Other tax receivables	28,000	17,000
Value-added tax receivable	25,000	28,000
Deferred costs	23,000	28,000
Other receivables	5,000	158,000
Other	32,000	25,000
Total other current assets	$ 467,000	$ 593,000